Q3 FY22 Earnings Presentation February 4, 2022 Exhibit 99.2

Q3 FY22 Earnings Call Agenda I. Introduction Crystal Gordon, SVP and General Counsel II. Operational Highlights Chris Bradshaw, President and CEO III. Financial Review Jennifer Whalen, SVP and CFO IV. Concluding Remarks Chris Bradshaw, President and CEO V. Questions & Answers 2

This presentation contains “forward-looking statements.” Forward-looking statements represent Bristow Group Inc.’s (the “Company”) current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, reflect management’s current views with respect to future events and therefore are subject to significant risks and uncertainties, both known and unknown. The Company’s actual results may vary materially from those anticipated in forward-looking statements. The Company cautions investors not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based that occur after the date hereof. Risks that may affect forward-looking statements include, but are not necessarily limited to, those relating to: public health crises, such as pandemics (COVID-19) and epidemics, and any related government policies and actions; expected cost synergies and other financial or other benefits of the Merger might not be realized within the expected time frames, might be less than projected or may not be realized at all; the ability to successfully integrate the operations, accounting and administrative functions of Era and Old Bristow; managing a significantly larger company than before the completion of the Merger; diversion of management time on issues related to integration of the Company; the increase in indebtedness as a result of the Merger; operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees and customers, may be greater than expected; our reliance on a limited number of customers and the reduction of our customer base as a result of bankruptcies or consolidation; the possibility that we may be unable to maintain compliance with covenants in our financing agreements; global and regional changes in the demand, supply, prices or other market conditions affecting oil and gas, including changes resulting from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by the Organization of Petroleum Exporting Countries (OPEC) and other producing countries; fluctuations in the demand for our services; the possibility that we may impair our long-lived assets and other assets, including inventory, property and equipment and investments in unconsolidated affiliates; our ability to implement operational improvement efficiencies with the objective of rightsizing our global footprint and further reducing our cost structure; the possibility of significant changes in foreign exchange rates and controls, including as a result of the U.K. having exited from the European Union; potential effects of increased competition and the introduction of energy efficient alternative modes of transportation and solutions; the risk of future material weaknesses we may identify while we work to align policies, principles, and practices of the combined company following the Merger or any other failure by us to maintain effective internal controls; the possibility that we may be unable to re-deploy our aircraft to regions with greater demand; the possibility of changes in tax and other laws and regulations and policies, including, without limitation, actions of the Biden Administration that impact oil and gas operations or favor renewable energy projects in the U.S.; the possibility that we may be unable to dispose of older aircraft through sales into the aftermarket; general economic conditions, including the capital and credit markets; the possibility that segments of our fleet may be grounded for extended periods of time or indefinitely; the existence of operating risks inherent in our business, including the possibility of declining safety performance; the possibility of political instability, war or acts of terrorism in any of the countries where we operate; the possibility that reductions in spending on aviation services by governmental agencies could lead to modifications of our search and rescue (“SAR”) contract terms with the UK government, our contracts with the Bureau of Safety and Environmental Enforcement ("BSEE") or delays in receiving payments under such contracts; and our reliance on a limited number of helicopter manufacturers and suppliers capabilities. You should not place undue reliance on our forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond our control. Our forward-looking statements are based on the information currently available to us and speak only as of the date hereof. New risks and uncertainties arise from time to time, and it is impossible for us to predict these matters or how they may affect us. We have included important factors in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (the “Annual Report”) which we believe over time, could cause our actual results, performance or achievements to differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements. You should consider all risks and uncertainties disclosed in the Annual Report and in our filings with the United States Securities and Exchange Commission (the “SEC”), all of which are accessible on the SEC’s website at www.sec.gov. This presentation includes an illustrative calculation of the Company’s Net Asset Value. The Company’s Net Asset Value is based upon the market value of the Company’s owned helicopters (as determined by third- party appraisals) plus the book value of the Company’s other assets less the Company’s liabilities. For the purposes of this Net Asset Value calculation, the market value of the Company's helicopters is pulled directly from valuation specialists’ and third-party analysts’ reports. When using third party reports, the market value is as of the date of such report and is not updated to reflect factors that may impact the valuation since the date of such report, including fluctuations in foreign currency exchange rates, oil and gas prices and the balance of supply and demand of helicopters. There is no assurance that market value of an asset represents the amount that the Company could obtain from an unaffiliated third-party in an arm’s length sale of the asset, the fleet or the Company. Cautionary Statement Regarding Forward-Looking Statements 3

Non-GAAP In addition to financial results calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation includes certain non-GAAP measures including EBITDA, Adjusted EBITDA, Net Debt, Free Cash Flow and Adjusted Free Cash Flow. EBITDA and Adjusted EBITDA are presented as supplemental measures of the Company’s operating performance. EBITDA is defined as Earnings before Interest expense, Taxes, Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA further adjusted for special items that occurred during the reporting period and noted in the applicable reconciliation. Since neither EBITDA nor Adjusted EBITDA is a recognized term under GAAP, they should not be used as an indicator of, or an alternative to, net income as a measure of operating performance. In addition, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow available for discretionary use, as they do not take into account certain cash requirements, such as debt service requirements. Because the definitions of EBITDA and Adjusted EBITDA (or similar measures) may vary among companies and industries, they may not be comparable to other similarly titled measures used by other companies. Free Cash Flow represents the Company’s net cash provided by operating activities plus proceeds from disposition of property and equipment, less expenditures related to purchases of property and equipment. Adjusted Free Cash Flow is Free Cash Flow adjusted to exclude professional services fees and other costs paid in relation to the Merger, the implementation of fresh-start accounting and the voluntary petitions filed by Old Bristow and certain of its subsidiaries on May 11, 2019, in the U.S. Bankruptcy Court for the Southern District of Texas, Houston Division seeking relief under Chapter 11 of Title 11 of the U.S. Code (the “Chapter 11 Cases”). The Company also uses Adjusted Free Cash Flow excluding Net Capex. “Net Capex” is defined as net (proceeds from)/purchases of property and equipment. Management believes that the use of Adjusted Free Cash Flow is meaningful as it measures the Company’s ability to generate cash from its business after excluding cash payments for special items. Management uses this information as an analytical indicator to assess the Company’s liquidity and performance. However, investors should note numerous methods may exist for calculating a company's free cash flow. As a result, the method used by management to calculate Adjusted Free Cash Flow may differ from the methods used by other companies to calculate their free cash flow. The Company also presents Net Debt, which is a non-GAAP measure, defined as total principal balance on borrowings less unrestricted cash and cash equivalents. Each of these non-GAAP measures has limitations and therefore should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. A reconciliation of each of EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding gains or losses on asset dispositions, Free Cash Flow, Adjusted Free Cash Flow, and net debt is included elsewhere in this presentation. Non-GAAP Financial Measures Reconciliation 4

Global Leadership Position in Helicopter Industry Aircraft Fleet (1)• Leading global provider of vertical flight solutions; primarily offshore energy personnel transportation, with significant end market diversification from government services contracts • Diverse fleet of 230 aircraft; mostly owned (80%) with attractive lease rates on the balance of the fleet • LTM operating revenues of $1.1 billion(2)(3) • 2,905 employees, including 770 pilots and 765 mechanics(1) • Headquartered in Houston, TX and publicly traded on the NYSE (Ticker: VTOL) Operating Revenues by End Market (3) (1) As of 12/31/2021 (2) Reflects LTM operating revenues by region as of 12/31/2021; see page 18 for reconciliation (3) Reflects LTM operating revenues by end market as of 12/31/2021; see page 17 for reconciliation 230 $1.1 bn 5 Operating Revenues by Region (2) $1.1 bn

Substantial Value Creation from Merger Synergies As of December 31st, synergy projects representing ~$47mm of annualized run-rate savings have been completed ✓ Elimination of redundant corporate expenses ✓ Realization of operational efficiencies in the U.S. Gulf of Mexico ✓ Optimization of aircraft maintenance programs and fleet utilization ✓ Synergies expected to be realized within the first 24 months following the close of the Merger G&A Savings Fleet Cost Savings Other OpEx Savings 6 + + = +$50mm ANNUAL RUN-RATE SAVINGS In June 2020, Bristow and Era merged forming a larger, more diverse industry leader

7 Current Quarter News Highlights Bristow completed an offshore revenue flight using sustainable aviation fuel (SAF), marking one of the first SAF-powered flights to an offshore operation in the UK Continental Shelf (UKCS). Further flights are scheduled over the next two weeks with a view to SAF being provided as an option to all Bristow clients in the future. Utilizing SAF for operational flights is one of many global initiatives, including an increased use of electric-powered ground support vehicles at select operating bases, as part of the Bristow's efforts to significantly reduce its carbon emissions. December 10, 2021 Overair, Inc. ("Overair"), developer of electric vertical take-off and landing (eVTOL) vehicles, announced they signed a Memorandum of Understanding (MOU) with Bristow Group Inc. The companies will explore commercial taxi flights in new and emerging markets for Bristow operations using the Overair aircraft in various high-density geographic locations. December 16, 2021 The Netherlands Defence Materiel Organisation (DMO) has awarded Bristow their prestigious contract to provide search and rescue helicopter capacity to the Netherlands Coastguard. The 10-year contract, with two one-year extension options, will commence on November 4, 2022, and involves providing the permanent availability of dedicated SAR equipped AW189 helicopters and highly qualified crews from two operational bases in the Netherlands. Bristow will also introduce new technologies such as mission management and data-link systems, enhancing the interoperability of the service with all Netherlands SAR stakeholders. Under the contract, Bristow will provide a 24/7 all-weather search and rescue service and will be tasked by the Joint Rescue Coordination Centre in Den Helder. In addition, the service will aid with secondary tasks as required by the coastguard such as dealing with the aftermath of disasters, incidents, and transportation of the Maritime Incident Response Group (MIRG). January 19, 2022

$296mm Total revenues $42mm Adjusted Free Cash Flow $31mm Adjusted EBITDA excluding asset dispositions Key Financial Highlights (1) Amounts shown as of 12/31/2021 (2) Comprised of $274.0 million in unrestricted cash balances and $52.4 million of remaining availability under ABL Facility (3) See page 14 for reconciliation of Net Debt (4) See page 16 for reconciliation of Adjusted Free Cash Flow (5) See page 15 for reconciliation of LTM Adjusted EBITDA excluding asset dispositions 8 $326mm $280mm $162mm $146mm Available Liquidity(1)(2) Net Debt(1)(3) LTM Adjusted Free Cash Flow(1)(4) LTM Adj. EBITDA Excl. Asset Sales(1)(5) Current Quarter Highlights(1)

Q3 FY22 Results – Sequential Quarter Comparison Operating Revenue Key Cost Variances (Q3 compared to Q2) (1) Adjusted EBITDA excludes special items. See page 15 for a description of special items and reconciliation to net income 9 ($mm) Foreign exchange losses $ (3.0) Equity losses on unconsolidated subs (1.8) Subtotal below the line, non-cash items (4.8) Relocation costs due to Hurricane Ida (2.1) Timing of major repairs (3.1) Aircraft lease return costs (1.1) Key sequential quarter cost variances $ (11.1) • Operating revenues were $5.1 million lower than Q2 FY22 primarily due to lower utilization in government and fixed wing services, partially offset by higher utilization in oil and gas services in the Americas region • Operating expenses were $3.1 million higher primarily due to the timing of repairs, lease return expenses and costs incurred to operate from alternate facilities due to damage from Hurricane Ida • General and administrative expenses were $2.0 million higher primarily due to increased nonrecurring professional services fees • Foreign currency losses were $0.8 million versus gains of $2.2 million • Equity losses from unconsolidated subsidiaries were $0.9 million compared to earnings of $1.0 million • Adjusted EBITDA, excl. asset sales(1), decreased by $13.9 million

Strong Free Cash Flow Generation Bristow generated $173 million of Adj. Free Cash Flow excluding Net Capex and $162 million of Adj. Free Cash Flow during the last twelve months (1) As of 12/31/2021. See page 16 for reconciliation of Adjusted Free Cash Flow 10

11 11 Appendix Appendix ⮚ Fleet Overview ⮚ NAV ⮚ Balance Sheet and Liquidity Position ⮚ Reconciliation of LTM Adjusted EBITDA ⮚ Reconciliation of Free Cash Flow ⮚ Operating Revenues and Flight Hours by Line of Service ⮚ LTM Operating Revenues

Fleet Overview Number of Aircraft(1) Type Owned Aircraft Leased Aircraft Aircraft Held For Sale Consolidated Aircraft Average Age (years)(2) Heavy Helicopters: S-92 36 21 — 57 13 S-92 U.K. SAR 3 7 — 10 7 H225 — — 2 2 11 AW189 6 1 — 7 6 AW189 U.K. SAR 11 — — 11 5 56 29 2 87 Medium Helicopters: AW139 51 6 — 57 11 S-76 C+/C++ 16 — — 16 14 S-76D 8 — — 8 8 B212 2 — — 2 40 77 6 — 83 Light—Twin Engine Helicopters: AW109 4 — — 4 15 EC135 10 — — 10 13 14 — — 14 Light—Single Engine Helicopters: AS350 17 — — 17 24 AW119 13 — — 13 15 30 — — 30 Total Helicopters 177 35 2 214 13 Fixed wing 6 8 — 14 UAV — 2 — 2 Total Fleet 183 45 2 230 (1) As of 12/31/21 (2) Reflects the average age of owned helicopters 12

NAV per Share Calculation Note: Helicopter fair market values based on annual desktop appraisals performed by Ascend by Cirium as of December 31, 2021. FMV excludes aircraft held for sale (Held for sale assets included at book value). Diluted share count reflects outstanding shares as of 12/31/2021 inclusive of unvested awards 13 (in $ millions, except share data) 12/31/2021 + FMV of Owned Helicopters $1,284 + NBV of Other PP&E 250 + Working Capital 301 + Other Assets, Net 88 - Total Debt (531) - Deferred Taxes (40) Net Asset Value $1,353 Diluted Share Count 28.2 Current Share Price (2/2/2022) $33.73 Current Price % (Disc) / Prem NAV per Share (excl. Leased Helicopters and Deferred Taxes) $47.95 (29.7%)

Strong Balance Sheet and Liquidity Position ✓ During Q3 FY22, Bristow made a $0.3 million payment to extinguish the Humberside debt ✓ Bristow has $274.0 million of unrestricted cash and total liquidity of $326.4 million(1) ✓ As of December 31, 2021, the availability under the amended ABL was $52.4 million(2) 1. Balances reflected as of 12/31/2021 2. As of 12/31/2021, the ABL had $21.6mm in letters of credit drawn against it Amount Rate Maturity ($mm, as of 12/31/2021) Cash $ 277 ABL ($85mm)(2) — L+250 bps Apr-23 Senior Secured Notes $ 400 6.875% Mar-28 Lombard Debt (BULL) 84 L+225 bps Dec-23 Lombard Debt (BALL) 70 S+225 bps Jan-24 Total Debt(3) $ 554 Less: Unrestricted Cash $ (274) Net Debt $ 280 14

Reconciliation of Adjusted EBITDA Three Months Ended ($000s) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 LTM Net income (loss) $ 164 $ 2,710 $ (14,211) $ (42,438) $ (53,775) Depreciation and amortization 17,223 17,644 23,195 17,254 75,316 Interest expense 10,230 10,426 10,624 12,108 43,388 Income tax (benefit) expense (1,608) 14,484 (4,842) (19,092) (11,058) EBITDA $ 26,009 $ 45,264 $ 14,766 $ (32,168) $ 53,871 Special items (1) 5,393 (554) 25,692 55,441 85,972 Adjusted EBITDA $ 31,402 $ 44,710 $ 40,458 $ 23,273 $ 139,843 (Gains) losses on asset dispositions, net (727) (162) (499) 7,199 5,811 Adjusted EBITDA excluding asset dispositions $ 30,675 $ 44,548 $ 39,959 $ 30,472 $ 145,654 15 Three Months Ended December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 LTM Restructuring costs $ 17 $ 117 $ 851 $ 7,887 $ 8,872 Loss on impairment — 2,901 21,934 1,182 26,017 PBH intangible amortization 3,060 3,060 2,846 3,964 12,930 Merger-related costs 34 647 1,735 16,475 18,891 Government grants — (222) (390) (375) (987) Early extinguishment of debt fees — 124 — 28,515 28,639 Bankruptcy-related costs 29 103 446 407 985 Insurance-related proceeds, net — 899 (3,732) (2,614) (5,447) Loss on sale of subsidiaries — — 2,002 — 2,002 Nonrecurring professional services fees 2,253 817 — — 3,070 Bankruptcy-related settlement — (9,000) — — (9,000) $ 5,393 $ (554) $ 25,692 $ 55,441 $ 85,972

Reconciliation of Free Cash Flow Three Months Ended ($000s) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 LTM Net cash provided by operating activities $ 45,083 $ 36,753 $ 36,441 $ 36,776 $ 155,053 Plus: Proceeds from disposition of property and equipment 740 3,188 10,621 1,381 15,930 Less: Purchases of property and equipment (5,920) (14,338) (2,968) (3,612) (26,838) Free Cash Flow $ 39,903 $ 25,603 $ 44,094 $ 34,545 $ 144,145 Plus: Restructuring costs 92 178 706 1,939 2,915 Plus: Merger-related costs 8 2,212 1,853 18,827 22,900 Plus: Bankruptcy-related costs 108 244 — — 352 Plus: Nonrecurring professional services fees 1,764 — — — 1,764 Less: Bankruptcy-related settlement — (9,000) — — (9,000) Less: Government grants (61) (161) (343) (375) (940) Adjusted Free Cash Flow $ 41,814 $ 19,076 $ 46,310 $ 54,936 $ 162,136 Net (proceeds from)/purchases of property and equipment (“Net Capex”) 5,180 11,150 (7,653) 2,231 10,908 Adjusted Free Cash Flow excluding Net Capex $ 46,994 $ 30,226 $ 38,657 $ 57,167 $ 173,044 16

Operating Revenues and Flight Hours by Line of Service Three Months Ended December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 LTM Operating revenues ($000s) Oil and gas services: Europe $ 88,278 $ 93,420 $ 99,901 $ 93,850 $ 375,449 Americas 91,834 84,207 75,192 72,785 324,018 Africa 14,822 16,054 14,692 18,976 64,544 Total oil and gas services 194,934 193,681 189,785 185,611 764,011 Government services 66,435 69,742 70,443 67,032 273,652 Fixed wing services 20,509 23,501 24,556 21,916 90,482 Other services 3,132 3,196 3,567 6,960 16,855 $ 285,010 $ 290,120 $ 288,351 $ 281,519 $ 1,145,000 Three Months Ended December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Flight hours by line of service Oil and gas services: Europe 10,701 11,189 11,833 11,207 Americas 11,263 10,376 8,777 8,237 Africa 1,935 2,258 2,078 2,180 Total oil and gas services 23,899 23,823 22,688 21,624 Government services 3,581 4,212 3,925 3,240 Fixed wing services 3,428 3,687 3,721 3,606 Other services — — 9 110 30,908 31,722 30,343 28,580 Beginning in fiscal year 2022, the revenues by line of service tables have been modified to more accurately reflect how management views the Company’s lines of service. These changes include the addition of a Government services line of service which includes revenues from U.K. SAR, BSEE, and other government contracts. In addition, our Other activities and services (“other” services) will now reflect revenues derived from leasing aircraft to non-governmental third party operators, oil and gas contracts that do not materially fit into one of the three major oil and gas operating regions and other services as they arise. As such, operating revenues from Asia Pacific oil and gas services are now shown under other services following the exit of that line of service in the Asia Pacific region. Prior period amounts will not match the previously reported amounts by individual lines of service. Management believes this change provides more relevant information needed to understand and analyze the Company’s current lines of service. 17

LTM Operating Revenues Three Months Ended (in millions) December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 LTM Revenues Europe $ 148.8 $ 157.2 $ 163.5 $ 154.6 $ 624.1 Americas 99.2 91.7 83.2 81.4 355.5 Asia Pacific 16.7 19.9 21.8 21.5 79.9 Africa 17.3 18.4 16.9 21.1 73.7 Corporate and Other(1) 3.0 2.9 3.0 2.9 11.8 Total $ 285.0 $ 290.1 $ 288.4 $ 281.5 $ 1,145.0 18(1) Includes revenues from part sales and revenues derived from leasing aircraft to third party operators